UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):
July 16, 2014 (July 15, 2014)

DGSE COMPANIES, INC.

(Exact name of registrant as specified in its charter)

Nevada	1-11048	88-0097334
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

15850 Dallas Parkway, Suite 140
Dallas, Texas 75248
(Address of principal executive offices) (Zip Code)

(972) 587-4049
(Registrant’s telephone number, including area code)

Not Applicable
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01.                Entry into a Material Definitive Agreement.

On July 15, 2014, DGSE Companies, Inc., a Nevada corporation (the “Company”), received final notice from the Tax Division (the “Tax Division”) of the Comptroller of Public Accounts of the State of Texas (the “Comptroller”) of the Tax Division’s consent to the negotiated payment agreement (the “Payment Agreement”) to pay amounts due by the Company under the Comptroller’s Decision (the “Decision”) in connection with the Comptroller’s Sales and Use Tax Audit of the Company for the period of March 1, 2006 through November 30, 2009 (the “Sale Tax Audit”). A copy of the Decision, attached hereto as Exhibit 99.1, is incorporated herein by reference. The form of Payment Agreement, attached hereto as Exhibit 10.1, is incorporated herein by reference.

The Decision was entered in connection with the conclusion of the Sales Tax Audit of the Company by the Comptroller and was most recently discussed in the section entitled “Risk Factors” in the Company’s Annual Report on Form 10-K for the Fiscal Year Ended December 31, 2013, as filed with the Securities and Exchange Commission on March 27, 2014.

The Decision dismisses the Company’s Petition for Redetermination and concludes the Sales Tax Audit based on an agreement between the Comptroller Tax Division and the Company, whereby the Company has agreed to pay (i) tax due of $800,397, (ii) a 10% penalty and (iii) interest. The total amount due as of May 29, 2014 was approximately $1.1 million. Interest continues to accrue.

Pursuant to the terms of the Payment Agreement, the Company will pay the agreed amount provided in the Decision over an 18-month period, beginning with an initial payment of $325,000 followed by monthly payments of $47,000 until all agreed tax amounts, penalty and accrued interest are paid.

Item 7.01                 Regulation FD Disclosure.

Item 1.01 of this Current Report on Form 8-K is hereby incorporated by reference in this Item 7.01. The Decision and Payment Agreement are being furnished pursuant to Regulation FD.

On July 16, 2014, the Company issued a press release, attached hereto as Exhibit 99.2, announcing the Decision and Payment Agreement.

Item 9.01.                Financial Statements and Exhibits.

(a)              Not applicable.

(b)             Not applicable.

(c)              Not applicable.

(d)             Exhibits.

Exhibit No.	Description
10.1	Payment Agreement, dated July 11, 2014
99.1	Comptroller’s Decision, dated May 29, 2014
99.2	Press Release, dated July 16, 2014

EXHIBITS

Exhibit No.	Description
10.1	Payment Agreement, dated July 11, 2014
99.1	Comptroller’s Decision, dated May 29, 2014
99.2	Press Release, dated July 16, 2014

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

DGSE COMPANIES, INC.

Date: July 16, 2014	By:	/s/ James D. Clem
James D. Clem
Chief Executive Officer